Neuberger Berman Alternative Funds® (“Alternative Funds”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information of the Neuberger Berman Commodity Strategy Fund, dated February 28, 2022, as amended and supplemented.

As previously supplemented on June 24, 2022, the Board of Trustees of the Alternative Funds approved the conversion of the Neuberger Berman Commodity Strategy Fund (the “Fund”) to a newly organized series of Neuberger Berman ETF Trust (the “New ETF”).  The Conversion will be effected through the reorganization of the Fund into the New ETF (the “Conversion”).

The Fund will be converted into an exchange-traded fund, commonly referred to as an “ETF”.  After the Conversion, shareholders of the Fund will hold shares of the New ETF instead of the Fund.  The New ETF has the same investment objective, investment strategy, investment restrictions and portfolio managers as the Fund.  Following the Conversion, the Fund will be liquidated.  The Conversion is currently expected to occur on or about October 21, 2022.
Neuberger Berman Investment Advisers LLC (“NBIA”) believes that the Conversion will provide multiple benefits for investors of the Fund, including a lower total annual operating expense ratio than each class of the Fund, full daily transparency into the underlying portfolio holdings of the New ETF and the ability to buy and sell shares of the New ETF throughout the trading day.  The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.  As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of a Conversion (except with respect to cash received, as explained elsewhere in this Supplement).

The Conversion will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan”) and will involve several steps which will affect you as a shareholder.  First, on or about October 7, 2022, each class of shares of the Fund will be consolidated into the Institutional Class (without a contingent deferred sales charge or other charge).  Accordingly, after that date, all Fund shareholders will own Institutional Class shares.  Second, on or about October 14, 2022, the Fund will conduct a reverse stock split pursuant to which approximately every 4.4 Institutional Class shares will be merged (referred to as reverse split) into one Institutional Class share.  The reverse stock split will be carried in accordance with the stock split ratio of 1:0.2256 (old to new). Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by approximately 77% percent.  In addition, the per share net asset value will be approximately four-times higher.  A shareholder’s total investment value, however, will not be affected by the reverse split – meaning, the value of your investment in the Fund will be the same before and after the reverse split.  The reverse stock split will not be a taxable event, nor does it have an impact on the Fund’s holdings or its performance.

Additionally, prior to the Conversion, the Fund will make a distribution of net investment income and net realized capital and foreign currency gains, which would normally be made in December.  This distribution will be a taxable event for most shareholders.  This distribution is expected to occur on September 28, 2022 and will be paid to shareholders of record as of September 26, 2022.
In connection with the Conversion, shareholders of the Fund will receive shares of the New ETF equal in value to the number of shares they own, including a cash payment in lieu of fractional shares of the Fund.  The cash payment may be taxable.
Importantly, in order to receive shares of the New ETF as part of a Conversion, Fund shareholders must hold their shares through a brokerage account that can accept shares of an ETF.  If your Fund shares are held outside of a brokerage account or are held in an account that cannot accept New ETF shares at the time of the Conversion, New ETF shares received in the Conversion will be held by a stock transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), until a brokerage account is identified into which AST can transfer the shares.  However, if you hold your Fund shares through a direct individual retirement account (“IRA”) held with the Fund and, your Fund shares will be redeemed for cash immediately prior to the Conversion and you will receive cash equal to the net asset value of such shares as of that date.  Such redemptions will result in taxable distributions by the IRAs (other than Roth IRAs) to their account holders.  For Fund shareholders that do not currently hold their shares through a brokerage account that can hold shares of the New ETF or that have direct IRAs, please see the Q&A that follows for additional actions that they must take to receive shares of the New ETF as part of the Conversion.  No further action is required for Fund shareholders that hold their shares through a brokerage account that can hold shares of the New ETF.
Completion of the Conversion is subject to a number of conditions under the Plan, but shareholders are not required to approve the Conversion.  Existing shareholders will receive an information statement/prospectus describing in detail both the Conversion and the New ETF, and summarizing the Board’s considerations in approving the Conversion.
In anticipation of the Conversion, the last day to purchase or exchange shares of the Fund will be October 19, 2022.  The last day to redeem Fund shares will be October 20, 2022.  Redemption orders for Fund shares must be placed by October 19, 2022.  All Fund shares will be converted into New ETF shares in connection with the Conversion, which is expected to close after the end of trading on or about October 21, 2022.  The New ETF will open for trading on NYSE Arca, Inc. on or about October 24, 2022.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT
QUESTIONS AND ANSWERS
The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Conversion in order to receive shares of the New ETF.
Q.    What types of shareholder accounts can receive shares of the New ETF as part of the Conversion?

A.    If you hold your shares of the Fund in a brokerage account, then you will be eligible to receive shares of the New ETF in the Conversion.  No further action is required.
Q.    What types of shareholder accounts cannot receive shares of the New ETF as part of the Conversion?

A.    The following account types cannot hold shares of ETFs:
Fund Direct Accounts. If you hold your shares in an account held directly with the Fund at its transfer agent, DST Asset Manager Solutions, Inc. (a “fund direct account”), you should transfer your shares of the Fund to a brokerage account that can accept shares of the New ETF prior to the Conversion.  You have a fund direct account if you receive quarterly account statements directly from Neuberger Berman Alternative Funds and not from a third-party broker-dealer.
For this purpose, a fund direct account includes a fund direct IRA.  If you hold your shares of the Fund through a fund direct IRA and do not take action prior to the Conversion, your shares will be redeemed for cash immediately prior to the Conversion and you will receive cash equal to the net asset value of such shares as of that date.  Such redemptions will result in taxable distributions by the IRAs (other than Roth IRAs) to their account holders and may have other tax consequences.
Non-Accommodating Retirement Accounts. If you hold your shares of the Fund through an account with a financial intermediary that is not able to hold shares of the New ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Conversion prior to October 20, 2022.  Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.
If you are unsure about the ability of your account to accept shares of the New ETF, please call 800-877-9700 or contact your financial advisor or other financial intermediary.
Q.    How do I transfer my Fund shares from a fund direct account to a brokerage account that will accept New ETF shares?

A.    Transferring your shares from a fund direct account to a brokerage account that can accept shares of the New ETF should be a simple process.  If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly into your brokerage account.  Also inform your broker that such an account will need to be set up to accept shares of an ETF.

If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Fund.  Your broker will require your account number, which can be found on your statement.  Your broker will help you complete a form to initiate the transfer.  Once you sign that form, your broker will submit the form to the Fund’s transfer agent directly, and the shares will be transferred into your brokerage account.  The sooner you initiate the transfer, the better.
If you have any questions about this process or need assistance, call us at 800-877-9700.
Q.    What will happen if I do not have a brokerage account that can accept New ETF shares at the time of the Conversion?

A.    In order to receive shares of the New ETF as part of the Conversion, you must hold your shares of the Fund through a brokerage account.  If you do not hold your shares of the Fund through a brokerage account, your Fund shares will be converted into New ETF shares and held by AST for one year until a brokerage account is identified.  If you hold your shares of the Fund through a fund direct IRA and do not take action prior to the Conversion, your shares will be redeemed for cash immediately prior to the Conversion and you will receive cash equal to the net asset value of such shares as of that date.  Such redemptions will result in taxable distributions by the IRAs (other than Roth IRAs) to their account holders.  Alternatively, if you hold your shares of the Fund through an account with a financial intermediary that is not able to hold shares of the New ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Conversion.  In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax.  It may take time for you to receive your cash.  Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.
Q.     What if I do not want to own shares of the New ETF?

A.    If you do not want to receive shares of the New ETF in connection with the Conversion, you can exchange your Fund shares for shares of another Neuberger Berman mutual fund that is not participating in the Conversion or redeem your Fund shares.  Prior to doing so, however, you should consider the tax consequences associated with either action.  Redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account.  The last day to exchange your shares into another Neuberger Berman mutual fund is October 19, 2022, and the last day to redeem your shares is October 20, 2022.  All redemption orders must be placed by October 19, 2022.  These dates may change if the closing date of the Conversion changes.

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In connection with the Conversion discussed herein, an information statement/prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and was mailed to shareholders of record as of September 15, 2022.  Free copies of the materials are also available on the SEC’s web site at www.sec.gov.  These materials also are available at www.nb.com.

The date of this supplement is September 23, 2022.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com